SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 22, 2005
NISOURCE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)
801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
At a meeting of the Officer Nomination and Compensation Committee (the “ON&C Committee”) of the NiSource Inc. (the “Company”) board of directors on August 22, 2005 (the “ON&C Meeting”), the ON&C Committee approved the Second Amendment to the Company’s Supplemental Executive Retirement Plan (the “SERP”) which transfers the right to amend certain provisions of the SERP from the Chairman of the Company’s board of directors to the Company’s Chief Executive Officer. Also at the ON&C Meeting, the ON&C Committee approved (i) the Second Amendment to the Savings Restoration Plan for NiSource Inc. and Affiliates (the “Savings Restoration Plan”) and (ii) the Sixth Amendment to the NiSource Retirement Savings Plan (the “Retirement Savings Plan”), which, in each case, provide for additional matching contributions for certain executives and employees whose matching contributions were not matched up to the maximum level provided for under the Savings Restoration Plan or Retirement Savings Plan, as applicable, due to uneven employee contributions during 2003 and 2004. The ON&C Committee also provided for participation in the Savings Restoration Plan by certain employees who were not provided coverage when they became eligible to participate in the Plan during 2004, retroactive to the date such employees became eligible.
A copy of the Second Amendment to the Supplemental Executive Retirement Plan, the Second Amendment to the Savings Restoration Plan for NiSource Inc. and Affiliates and the Sixth Amendment to the NiSource Retirement Savings Plan are attached to this Current Report as exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference into this Item 1.01.
S. LaNette Zimmerman will retire from the Company effective December 31, 2005, and in connection therewith, Ms. Zimmerman will resign her position as Executive Vice President, Human Resources and Communication effective as of October 5, 2005. In connection with Ms. Zimmerman’s retirement, the ON&C Committee of the board of directors approved a letter agreement with Ms. Zimmerman at the meeting of the ON&C Committee on August 22, 2005. A copy of the letter agreement is attached to this Current Report as exhibit 10.4 and is incorporated by reference into this Item 1.01.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
On August 24, 2005, John W. Thompson, a director of the Company, notified the Company of his decision to resign from the board of directors of the Company.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit
Number	Description

10.1	Second Amendment to the Company’s Supplemental Executive Retirement Plan

10.2	Second Amendment to the Savings Restoration Plan for NiSource Inc. and Affiliates

10.3	Sixth Amendment to the NiSource Retirement Savings Plan

10.4	Letter Agreement between the Company and S. LaNette Zimmerman, dated August 17, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: August 26, 2005	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Second Amendment to the Company’s Supplemental Executive Retirement Plan

10.2	Second Amendment to the Savings Restoration Plan for NiSource Inc. and Affiliates

10.3	Sixth Amendment to the NiSource Retirement Savings Plan

10.4	Letter Agreement between the Company and S. LaNette Zimmerman, dated August 17, 2005